UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2012

HILLTOP HOLDINGS INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Crescent Court, Suite 1330, Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 855-2177

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 30, 2012 (the “Closing Date”) of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 8, 2012 (the “Merger Agreement”), by and among Hilltop Holdings Inc., a Maryland corporation (“Hilltop” or the “Company”), Meadow Corporation, a Maryland corporation and wholly owned subsidiary of Hilltop, and PlainsCapital Corporation, a Texas corporation (“PlainsCapital”).  Pursuant to the Merger Agreement, on November 30, 2012, PlainsCapital merged with and into Meadow Corporation (the “Merger”), with Meadow Corporation continuing as the surviving entity under the name “PlainsCapital Corporation” (“New PlainsCapital”).  The following events took place in connection with the consummation of the Merger:

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

As a result of the Merger, (i) each outstanding share of PlainsCapital common stock was converted into the right to receive 0.776 shares of Hilltop common stock and $9.00 in cash, and (ii) each outstanding share of PlainsCapital Non-Cumulative Perpetual Preferred Stock, Series C, all the outstanding shares of which are held by the United States Department of the Treasury, was converted into one share of Hilltop Non-Cumulative Perpetual Preferred Stock, Series B (the “Hilltop Series B Preferred Stock”).

This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report and is incorporated by reference herein.

ITEM 2.03                                  Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, New PlainsCapital, pursuant to supplemental indentures dated as of November 30, 2012, assumed all of PlainsCapital’s obligations with respect to four outstanding trust preferred securities financings of PlainsCapital.  The junior subordinated debentures being assumed by New PlainsCapital include: (i) $18,042,000 in principal amount of debentures maturing in 2031 related to PCC Statutory Trust I, with an interest rate of 3-month LIBOR plus 3.30%, (ii) $18,042,000 in principal amount of debentures maturing in 2033 related to PCC Statutory Trust II, with an interest rate of 3-month LIBOR plus 3.15%, (iii) $15,464,000 in principal amount of debentures maturing in 2033 related to PCC Statutory Trust III, with an interest rate of 3-month LIBOR plus 2.95%, and (iv) $15,464,000 in principal amount of debentures maturing in 2038 related to PCC Statutory Trust IV, with an interest rate of 3-month LIBOR plus 3.50% (collectively, the “Debentures”).  The interest rate on each of the Debentures resets quarterly.

In addition, New PlainsCapital assumed all of PlainsCapital’s obligations with respect to guarantees of payments of principal and interest on the four series of trust preferred securities, in each case to the extent the related trust has the funds available to make such payments.

ITEM 3.02  Unregistered Sales of Equity Securities.

On November 30, 2012, pursuant to the Merger Agreement, Hilltop issued to the United States Department of the Treasury, in exchange for its 114,068 shares of Non-Cumulative Perpetual Preferred Stock, Series C, of PlainsCapital, 114,068 shares of Hilltop Series B

Preferred Stock.   The information set forth in Item 3.03 with respect to the issuance of the Hilltop Series B Preferred Stock is incorporated herein by reference.

The issuance of the Hilltop Series B Preferred Stock was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption set forth in Section 4(2) of the Securities Act.

ITEM 3.03. Material Modification to Rights of Security Holders.

Series B Preferred Stock

On November 29, 2012, Hilltop filed with the State Department of Assessments and Taxation of the State of Maryland articles supplementary for the Hilltop Series B Preferred Stock, setting forth its terms. Holders of the Hilltop Series B Preferred Stock are entitled to non-cumulative cash dividends at a fluctuating dividend rate based on Hilltop’s level of qualified small business lending. The Hilltop Series B Preferred Stock is non-voting, except in limited circumstances, and ranks senior to Hilltop’s common stock with respect to the payment of dividends and distribution of assets upon any liquidation, dissolution or winding up of Hilltop.

The terms of the Hilltop Series B Preferred Stock restrict Hilltop’s ability to pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment on its common stock and other Hilltop capital stock ranking junior to the Hilltop Series B Preferred Stock, and on other preferred stock and other stock ranking on a parity with the Hilltop Series B Preferred Stock, in the event that Hilltop does not declare dividends on the Hilltop Series B Preferred Stock during any dividend period.

Subtitle 8 Election

Effective as of the Closing Date, Hilltop elected by resolution of the Hilltop board of directors to become subject to 3-804(b) of Subtitle 8 of Title 3 of the Maryland General Corporation Law, which gives the Hilltop board of directors the ability to fix the number of directors constituting the Hilltop board of directors.  The articles supplementary were filed with the Maryland State Department of Assessments and Taxation, and became effective, on November 29, 2012.

The foregoing descriptions of each of the articles supplementary relating to the Hilltop Series B Preferred Stock and the Subtitle 8 election do not purport to be complete, and are qualified in their entirety by reference to the articles supplementary, which are filed as Exhibits 3.1 and 3.2 to this Current Report and are incorporated herein by reference.

Trust Preferred Securities

The information set forth in Item 2.03 is incorporated herein by reference.

ITEM 5.02 Appointment of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

Effective on the consummation of the Merger, the following persons (all of whom were members of the pre-merger board of directors of PlainsCapital) were appointed to serve as members of the Hilltop board of directors, which has been expanded to 21 members:

•                  Charlotte Jones Anderson;

•                  Tracy A. Bolt;

•                  Hill A. Feinberg;

•                  James R. Huffines;

•                  Andrew J. Littlefair;

•                  Lee Lewis;

•                  A. Haag Sherman;

•                  Robert C. Taylor, Jr.; and

•                  Alan B. White.

These appointees are in addition to the pre-merger members of the Hilltop board of directors, all of whom remain members of the board, and were appointed pursuant to the Merger Agreement.

Also effective as of the consummation of the Merger, a five-member Executive Committee of the Hilltop board of directors was established consisting of Mr. White, Mr. Feinberg, Gerald J. Ford, Jeremy B. Ford, and Carl B. Webb.  Mr. White will serve as Chairman of the Executive Committee and as Vice-Chairman of the Hilltop board of directors.  He will also serve as Chairman of the Board and Chief Executive Officer of New PlainsCapital.

Other than as described above with respect to the Executive Committee, it has not yet been determined whether any of the newly appointed directors will be appointed to any committee of the Hilltop board of directors.

Hilltop’s directors are appointed for a one-year term to hold office until the next annual general meeting of the stockholders or until removed from office in accordance with the bylaws. Hilltop’s officers are appointed by the Hilltop board of directors and hold office until removed by the board.

Jeremy B. Ford, a director and the President and Chief Executive Officer of Hilltop, is the son of Gerald J. Ford, the Chairman of the Board of Hilltop.  Corey G Prestidge, the General Counsel and Secretary of Hilltop, is the son-in-law and brother-in-law of Gerald J. Ford and Jeremy B. Ford, respectively.

Retention Agreement

The retention agreement by and among Alan B. White, Hilltop and New PlainsCapital that was entered into in connection with the execution of the Merger Agreement became effective upon the consummation of the Merger.  The retention agreement provides that Mr. White will serve as the Chairman and Chief Executive Officer of New PlainsCapital, the Vice-Chairman of the board of directors of Hilltop and Chairman of the Executive Committee of Hilltop. The retention agreement has a term of three years from the closing date of the Merger, with automatic one-year renewals at the end of two years and each anniversary thereof, but may be terminated by written notice from either Hilltop or Mr. White ninety days before the second anniversary of employment (or of any subsequent renewal date). Mr. White will have an initial annual base salary of $1,350,000 and, subject to achieving a specified performance goal, Mr. White will be entitled to a bonus equal to the average of his annual bonus in the prior three calendar years and, if a higher threshold is achieved, he will be entitled to a bonus equal to 100% of his annual base salary. Mr. White will also be entitled to a lump sum payment equal to $6,430,890 (the amount that he would be entitled to under his prior employment agreement with PlainsCapital if his employment were terminated after the Merger) upon his termination of employment for any reason.

In addition, if Mr. White’s employment is terminated without “cause” (including, for this purpose, in the event that a notice of non-renewal is delivered to Mr. White) following the consummation of the Merger, Mr. White will be entitled to payments generally equal to the sum of the average of Mr. White’s prior annual bonuses plus his annual base salary, multiplied by the greater of (i) the number of full and partial years remaining until the end of the term of his retention agreement and (ii) two. Mr. White will retain the right to be grossed-up for any excise tax relating to “excess parachute payments” (as defined in Section 280G of the Internal Revenue Code) that is set forth in his prior employment agreement, provided that the gross-up will only relate to any excise taxes arising in connection with the Merger. Mr. White will also be subject to a noncompetition and non-solicitation covenant during his employment and for a three-year period after termination of his employment.  The retention agreement is attached as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Certain Transactions and Relationships

During 2011, PlainsCapital paid Lee Lewis Construction, Inc., a construction company owned and operated by Lee Lewis, one of Hilltop’s directors, approximately $409,000 for certain construction services.

During 2011, Lee Ann White, the wife of Alan B. White, PlainsCapital’s Chairman and Chief Executive Officer, served as PlainsCapital’s Senior Vice President, Director of Public Relations, and Kale Salmans, the son of Todd Salmans, President and Chief Executive Officer of PrimeLending, served as a Regional Manager of PrimeLending. Pursuant to PlainsCapital’s employment arrangements with these individuals, PlainsCapital paid an aggregate of approximately $580,000 as compensation for their services as employees during 2011.

In 2007, PlainsCapital Bank contracted with Cowboys Stadium, L.P., a company affiliated with the employer of Ms. Anderson and that is beneficially owned by Ms. Anderson and certain of her immediate family members, for the 20-year lease of a suite at Cowboys Stadium beginning in 2009. Pursuant to the lease agreement, PlainsCapital Bank has agreed to pay Cowboys Stadium, L.P. annual payments of $500,000, subject to possible annual escalations, not to exceed 3% per year, beginning with the tenth year of the lease.

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is incorporated herein by reference.

ITEM 7.01 REGULATION FD

On December 3, 2012, Hilltop issued a press release announcing the consummation of the Merger.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.  The information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the U.S. Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the U.S. Securities Act of 1933, as amended.

ITEM 8.01 Other Information

Repayment of JPMorgan Chase Loans

On November 30, 2012, prior to the consummation of the Merger, PlainsCapital repaid the remaining aggregate outstanding principal balance of $29,380,000, and all accrued interest thereon, on its loans with JPMorgan Chase Bank, N.A.  The loans repaid included four term notes with an aggregate outstanding principal balance of $24,380,000 and two revolving lines of credit with an aggregate outstanding principal balance of $5,000,000.  Following their repayment, PlainsCapital may no longer borrow on the revolving lines of credit.

First Southwest Merger Agreement Amendment

On November 30, 2012, prior to the consummation of the Merger the parties to the Agreement and Plan of Merger dated as November 7, 2008, among PlainsCapital Corporation, PlainsCapital Bank, First Southwest Holdings, Inc. and Hill A. Feinberg, as Stockholders’ Representative, as amended (the “First Southwest Merger Agreement”) entered into the Fifth Amendment to the First Southwest Merger Agreement.  The Fifth Amendment to the First Southwest Merger Agreement provides that the calculations to be made with respect to the payment of certain consideration held in escrow in connection with that merger will be accelerated, and the payment of such consideration will be made, prior to December 31, 2012.  In accordance with the Fifth Amendment, fifty percent of the shares held in escrow, or 874,318 shares of PlainsCapital common stock, were returned to PlainsCapital prior to the Merger and canceled upon the consummation thereof.  The merger consideration payable in respect of the remaining shares held in escrow, and all dividends paid in respect thereof, will be released from escrow no later than December 31, 2012.

ITEM 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements required by this item have been previously filed as part of Hilltop’s registration statement on Form S-4 (File No. 333-182513).

The unaudited financial statements required by this item will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report on Form 8-K must be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the date this Current Report on Form 8-K must be filed.

(c) Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of May 8, 2012, by and among Hilltop Holdings Inc., PlainsCapital Corporation and Meadow Corporation (incorporated by reference to Exhibit 2.1 to Hilltop’s Current Report on Form 8-K filed with the SEC on May 11, 2012).

3.1	Articles Supplementary relating to Hilltop Holdings Inc.’s Non-Cumulative Perpetual Preferred Stock, Series B, dated as of November 29, 2012.

3.2	Articles Supplementary relating to Subtitle 8 election, dated as of November 29, 2012.

10.1	Retention Agreement for Alan B. White, dated as of May 8, 2012 (incorporated by reference to Exhibit 10.1 to Hilltop’s Current Report on Form 8-K filed with the SEC on May 11, 2012).

99.1	Press Release, dated as of December 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.

Date: December 5, 2012	By:	/s/ Corey G. Prestidge
		Name:	Corey G. Prestidge
		Title:	General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of May 8, 2012, by and among Hilltop Holdings Inc., PlainsCapital Corporation and Meadow Corporation (incorporated by reference to Exhibit 2.1 to Hilltop’s Current Report on Form 8-K filed with the SEC on May 11, 2012).

3.1	Articles Supplementary relating to Hilltop Holdings Inc.’s Non-Cumulative Perpetual Preferred Stock, Series B, dated as of November 29, 2012.

3.2	Articles Supplementary relating to Subtitle 8 election, dated as of November 29, 2012.

10.1	Retention Agreement for Alan B. White, dated as of May 8, 2012 (incorporated by reference to Exhibit 10.1 to Hilltop’s Current Report on Form 8-K filed with the SEC on May 11, 2012).

99.1	Press Release, dated as of December 3, 2012.